                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 12, 2001
                 ----------------------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                           VIVA GAMING & RESORTS INC.
                 ----------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Florida                         000-29443                     65-0873132
-------------------             -----------------            -------------------
(State or Other                    (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
 Incorporation)

          3611 S. Lindell Rd., Suite 108, Las Vegas, Nevada 89103-1241
          ------------------------------------------------------------
                     (Address of Principal Executive Office)

                                 (702) 739-1769
                 ----------------------------------------------
                         (Registrant's telephone number,
                              including area code)

                 ----------------------------------------------
                   (Former Name, if Changed Since Last Report)

ITEM 1.  CHANGE OF CONTROL.

            A.  AUGUST 29, 2001 PURCHASES
                -------------------------

            On August 29, 2001, Viva Gaming & Resorts Inc. (the "Company")
issued new shares of the Company's common stock, par value $.001 per share (the
"Shares") to certain individuals pursuant to an Agreement dated September 11,
2001 substantially in the form of EXHIBIT 2.1 in the following manner:

            1.  Tomas Caparroso Franco received 1,137,500 Shares in exchange for
                796,250 shares of the Company's subsidiary, Viva Gaming & Resort de Mexico, S.A. de C.V. ("Viva Mexico")
            2.  Mauricio Yucundo Marquez Garcia received 1,137,500 Shares in exchange for 796,250 shares of Viva Mexico;
            3.  Bernardo Ramon Rafael Terrazas Salgado received 250,000 Shares in exchange for 175,000 shares of Viva Mexico; and
            4.  Manuel Cruz Limon received 25,000 Shares in exchange for 17,499 shares of Viva Mexico.

            B.  OCTOBER 12, 2001 PURCHASES
                --------------------------

            On October 12, 2001, the Company issued new Shares to certain entities and individuals pursuant to the following agreements, which were all dated July 10, 2001, in the following manner:

            1.  Pursuant to a Stock Purchase Agreement substantially in the form of EXHIBIT 2.2, the Company issued 2,500,000 Shares to
                Phoenix Leisure, Inc. ("Phoenix") for consideration
                of $500,000. The Company also issued 1,000,000 Shares to Phoenix for $1,000 pursuant to a Stock Purchase Agreement substantially in the form of EXHIBIT 2.2. Phoenix also received
                1,000,000 Shares and a Convertible Promissory Note in the amount of $500,000, substantially in the form of EXHIBIT 2.3
                (the "Note") in exchange for the sale to ABD Gaming Supply
                ("ABD") of 600 Gaming Machines, pursuant to a Gaming Equipment
                Sale Agreement between Phoenix and ABD, substantially in the form of EXHIBIT 2.4. Phoenix also received 500,000
                Shares upon conversion of the Note.

            2.  Pursuant to a Conversion Agreement substantially in the form of
                EXHIBIT 2.5, Robert Sim converted $300,000 of debt owing to him from the Company into 1,500,000 Shares.

            3.  Pursuant to a Conversion Agreement substantially in the form of
                EXHIBIT 2.6, Bram Solloway converted notes payable to entities he controls in the amounts of $200,000, $144,300 and $164,000, plus the interest accrued thereon, into 2,500,000 Shares.
                Immediately after the conversion, on the same day, pursuant to
                Securities Purchase Agreements substantially in the form of
                EXHIBIT 2.7, Eric Nelson, the Chairman of the Board and

                                      -2-

                President of Phoenix and the Chief Executive Officer, President
                and a Director of the Company, purchased 500,000 Shares from Mr.
                Solloway for $100,000; Stephen M. Irwin, a Director of the
                Company, purchased 1,000,000 Shares from Mr. Solloway for
                $200,000; 50,000 of which were subsequently sold by Mr. Irwin for $10,000; Clifford McCarlie, a Director of the Company,
                purchased 250,000 Shares from Mr. Solloway for $50,000; Eugene
                McCarlie, Jr., a Director of Phoenix, purchased 250,000 Shares from Mr. Solloway for $50,000; Peter LaFemina, the Chief
                Financial Officer, Secretary and Treasurer of Phoenix and the
                Chief Financial Officer, Secretary and Treasurer of the Company,
                purchased 250,000 Shares from Mr. Solloway for $50,000; and
                Douglas Waugh purchased 250,000 Shares from Mr. Solloway for
                $50,000.

                Mr. Nelson  subsequently  sold 275,000 of the 500,000  Shares he purchased from Mr. Solloway, including sales of 25,000 Shares to
                Mr. C. McCarlie for $5,000,  25,000  Shares to Mr. E.  McCarlie,
                Jr. for $5,000,  and 25,000  Shares to Mr.  LaFemina for $5,000.
                These sales were made pursuant to Securities Purchase Agreements substantially in the form of EXHIBIT 2.7.

            4.  Pursuant to a Conversion Agreement substantially in the form of
                Exhibit 2.8, a promissory note payable by the Company to Thomson
                Kernaghan & Co. Ltd. in the amount of $1,000,000 was converted into Shares issued in the following manner: 2,500,000 Shares were issued to Mr. R.A. McDonald and 2,500,000 Shares were issued to Dana Gilman. Immediately after the conversion, on the same day, Mr. Gilman sold 1,275,000 of these Shares, including a sale of 1,250,000 Shares to Mr. Nelson for $250,000, pursuant to a Securities Purchase Agreement substantially in the form of
                EXHIBIT 2.7.

            5.  Pursuant to a Stock Purchase Agreement substantially in the form of EXHIBIT 2.9, Mr. R.A. McDonald purchased an additional
                1,590,000 Shares from the Company for $318,000.

            6.  Pursuant to a Stock Purchase Agreement substantially in the form of EXHIBIT 2.9, Mark McDonald purchased 500,000 Shares from the
                Company for $100,000.

            7.  Pursuant to a Stock Purchase Agreement substantially in the form of EXHIBIT 2.9, Mrs. Wilhelmina McDonald purchased 100,000
                Shares from the Company in trust for her son, Ian McDonald, for
                $20,000.

            8.  Pursuant to a Stock Purchase Agreement substantially in the form of EXHIBIT 2.9, Mrs. Wilhelmina McDonald purchased 100,000
                Shares from the Company in trust for her daughter, Morgan
                McDonald, for $20,000.

                                      -3-

            9.  Pursuant to a Stock Purchase Agreement substantially in the form of EXHIBIT 2.9, Dora Antulov-Sanvido purchased 100,000 Shares from the Company for $20,000.

            10. Pursuant to a Conversion Agreement substantially in the form of
                EXHIBIT 2.5, Middlemarch Partners Ltd. ("Middlemarch") converted debt owed to it from the Company in the amount of $50,000 into
                250,000 Shares.

            C. SHAREHOLDERS AGREEMENT
               ----------------------

            On July 10, 2001, Phoenix, Mr. Sim, Mrs. Sim, Mr. Nelson, Mr. Irwin,
Mr. C. McCarlie, Mr. E. McCarlie, Jr., Mr. LaFemina, Mr. R.A. McDonald, Mrs.
McDonald (as trustee of Shares held in trust for the benefit of Ian and Morgan
McDonald), Mr. M. McDonald, Ms. Antulov-Sanvido, Mr. Waugh, Middlemarch, Mr.
Caparroso, Mr. Marquez, Mr. Terrazas and Mr. Cruz (each a "Shareholder", and collectively the "Shareholders") entered into that certain Amended & Restated
Shareholders Agreement dated as of July 10, 2001 (the "Shareholders Agreement")
to vote together on certain matters relating to corporate governance of the
Company. As a result of the Shareholders Agreement, as of October 12, 2001, a
voting block of an aggregate of 21,087,000 Shares of the Company was formed, constituting approximately 69.1% of the outstanding Shares, which, in effect, gave the voting block of Shareholders control of the Company.

            All of the parties to the Shareholders Agreement have agreed thereunder to vote their shares in the following manner: (i) for re-election of the current Directors of the Company; (ii) to elect to the Board two (2)
individuals designated by Phoenix until such time as the Company completes a sale of Shares as part of a firm commitment under a written public offering of the Company's common stock underwritten by a nationally recognized full service investment bank pursuant to which the aggregate net proceeds received by the
Company is at least $10 million (calculated after deducting underwriting discounts and commissions and after the calculation of expenses) (a "Qualified
Public Offering"); and (iii) in such a manner as to enable Shareholders entitled to designate members of the Board of the Company pursuant to provisions described in subsection (ii) above and, in their sole discretion, to remove and replace the designees, pursuant to the Shareholders Agreement.

            The Shareholders Agreement shall be in effect until the occurrence of the earlier of (a) the closing of a Qualified Public Offering, or a sale of all or substantially all of the assets or capital stock of the Company; (b) the written agreement of all of the parties thereto; (c) the dissolution, bankruptcy or insolvency of the Company; (d) at such time as only one Shareholder remains, the Shares of common stock of the other Shareholders having been purchased or redeemed, as appropriate, in accordance with the terms of the Shareholders
Agreement; (e) a Change in Control (as defined below); or (f) five (5) years from the date of the Shareholders Agreement. For purposes of the Shareholders
Agreement, a "Change

                                      -4-

in Control" shall be deemed to have occurred if the
Company: (i) merges or consolidates with another entity and the holders of the
Shares of common stock immediately prior to such merger or consolidation fail to own at least a majority of the voting capital stock of the surviving entity immediately following such merger or consolidation; (ii) sells or otherwise transfers all or substantially all of its assets; or (iii) transfers more than
50% of the voting capital stock of the Company in a single transaction or a series of related transactions. Upon termination of the Shareholders Agreement, the Shareholders will not be deemed to share voting power of each other's Shares and, consequently, the voting block will lose control of the Company.

            The  information  relating  to the number of Shares of common  stock held by each of the  Shareholders  and the sources of funds used to acquire such
Shares are as follows:

            The aggregate purchase price of the 5,000,000 Shares of common stock acquired by Phoenix is $501,000,  plus additional compensation that was remitted in the form of gaming equipment. 4,500,000 of the Shares of common stock held by
Phoenix were acquired  with  corporate  funds and the sale of gaming  equipment;
500,000  of the  Shares  of  common  stock  held by  Phoenix  were  acquired  by conversion of the Note.

            Mr. R.A. McDonald holds 4,092,000 Shares of common stock directly.
The aggregate purchase price of 4,090,000 of the Shares of common stock held by
Mr. R.A. McDonald is $818,000. 1,590,000 of these Shares of common stock were acquired for $318,000 using personal funds. 2,500,000 of these Shares of common stock were acquired upon conversion of a promissory note originally payable by the Company to Thomson Kernaghan & Co. Ltd. into equity, effective October
12, 2001. Mr. R.A. McDonald previously owned 2,000 Shares of common stock directly. Mr. R.A. McDonald is the Chairman of the Board, President and a
Director of B-Mac Trading Co. Ltd. ("B-Mac") and the Chairman and President of
Noramco Capital Corp. ("Noramco"). B-Mac is a wholly owned subsidiary of
Noramco. B-Mac and Noramco previously owned 339,000 and 125,000 Shares of common stock, respectively. By virtue of his relationship to B-Mac and Noramco, Mr.
R.A. McDonald may be deemed to beneficially own the Shares held by B-Mac and
Noramco. Mr. R.A. McDonald disclaims beneficial ownership of the Shares of common stock held by B-Mac and Noramco, except to the extent of his equity interest in them.

            The aggregate purchase price of the 200,000 Shares of common stock acquired by Mrs. Wilhelmina McDonald in trust for her children is $40,000.
200,000 of the Shares of common stock acquired by Mrs. McDonald on behalf of her children were acquired with personal funds.

            The aggregate purchase price of the 500,000 Shares of common stock acquired by Mr. Mark McDonald is $100,000. 500,000 of the Shares of common stock acquired by Mr. Mark McDonald were acquired with personal funds.

                                      -5-

            The aggregate purchase price of the 100,000 Shares of common stock acquired by Ms. Antulov-Sanvido is $20,000. 100,000 of the Shares of common stock acquired by Ms. Antulov-Sanvido were acquired with personal funds. Ms.
Antulov-Sanvido is a Director of Noramco. B-Mac and Noramco previously owned
339,000 and 125,000 Shares, respectively. By virtue of her relationship to
Noramco, Ms. Antulov-Sanvido may be deemed to beneficially own the Shares held by B-Mac and Noramco. Ms. Antulov-Sanvido disclaims beneficial ownership of the
Shares of common stock held by B-Mac and Noramco, except to the extent of her equity interest therein.

            Mr. Sim holds 2,960,000 Shares of common stock. The aggregate purchase price of 1,500,000 of the Shares of common stock acquired by Mr. Sim is
$300,000. These 1,500,000 Shares of common stock acquired by Mr. Sim were acquired upon conversion of debt owed by the Company to Mr. Sim into equity, effective October 12, 2001. Prior to such conversion, Mr. Sim held 1,460,000
Shares of common stock directly. Additionally, prior to the transaction, Mrs.
Sim held 735,000 Shares of common stock.

            Mr. Nelson acquired 1,475,000 Shares of common stock. The aggregate purchase price of the 1,475,000 Shares of common stock acquired by Mr. Nelson is
$295,000. All of these Shares of common stock were acquired with personal funds.
Additionally, options to purchase 1,000,000 Shares of common stock ("Options")
that are exercisable within 60 days of the date hereof were granted to Mr.
Nelson by the Board of Directors on October 19, 2001. Mr. Nelson received a proxy to vote the Shares of common stock held by Bram Solloway on October 12,
2001 (the "Proxy"); however, Mr. Solloway's Shares of common stock are not subject to the Shareholders Agreement. Mr. Nelson is the Chairman of the Board
and President of Phoenix. By virtue of his relationship to Phoenix, Mr. Nelson may be deemed to beneficially own the 5,000,000 Shares of common stock owned by
Phoenix. Mr. Nelson disclaims beneficial ownership of the Shares owned by
Phoenix, except to the extent of his equity interest therein.

            The aggregate purchase price of the 950,000 Shares of common stock acquired by Mr. Irwin is $190,000. The 950,000 Shares of common stock acquired by Mr. Irwin were acquired with personal funds.

            The aggregate purchase price of the 275,000 Shares of common stock acquired by Mr. E. McCarlie, Jr. is $55,000. The 275,000 Shares of common stock acquired by Mr. E. McCarlie, Jr. were acquired with personal funds. Mr. E.
McCarlie, Jr. is a Director of Phoenix. By virtue of his relationship to
Phoenix, Mr. E. McCarlie, Jr. may be deemed to beneficially own the 5,000,000
Shares owned by Phoenix. Mr. E. McCarlie, Jr. disclaims beneficial ownership of the Shares owned by Phoenix, except to the extent of his equity interest therein.

                                      -6-

            The aggregate purchase price of the 275,000 Shares of common stock acquired by Mr. C. McCarlie is $55,000. The 275,000 Shares of common stock acquired by Mr. C. McCarlie were acquired with personal funds.

            The aggregate purchase price of the 275,000 Shares of common stock acquired by Mr. LaFemina is $55,000. The 275,000 Shares of common stock acquired by Mr. LaFemina were acquired with personal funds. Additionally, Options to purchase 200,000 Shares of common stock were granted to Mr. LaFemina in connection with his employment agreement on October 19, 2001. Mr. LaFemina is the Chief Financial Officer and Treasurer of Phoenix. By virtue of his relationship with Phoenix, Mr. LaFemina may be deemed to beneficially own the
5,000,000 Shares of common stock owned by Phoenix. Mr. LaFemina disclaims beneficial ownership of the Shares owned by Phoenix, except to the extent of his equity interest therein.

            The aggregate purchase price of the 250,000 Shares of common stock acquired by Mr. Waugh is $50,000. The 250,000 Shares of common stock acquired by
Mr. Waugh were acquired with personal funds.

            Middlemarch acquired 250,000 Shares of common stock. The 250,000
Shares of common stock acquired by Middlemarch were acquired by conversion of debt owed by the Company to Middlemarch into equity.

            The aggregate purchase price of the 1,137,500 Shares of common stock acquired by Mr. Caparroso was satisfied by exchange of shares of Viva Mexico for
Shares of common stock.

            The aggregate purchase price of the 1,137,500 Shares of common stock acquired by Mr. Marquez was satisfied by exchange of shares of Viva Mexico for
Shares of common stock.

            The aggregate purchase price of the 250,000 Shares of common stock acquired by Mr. Terrazas was satisfied by exchange of shares of Viva Mexico for
Shares of common stock.

            The aggregate purchase price of the 25,000 Shares of common stock acquired by Mr. Cruz was satisfied by exchange of shares of Viva Mexico for
Shares of common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth certain information with respect to the beneficial ownership of the Shares of common stock as of the close of business on October 12, 2001 for (i) each of the Company's directors (ii) each of the Company's executive officers (iii) each stockholder known to be the beneficial owner of more than five

                                      -7-

percent of any class of the Company's voting securities and (iv) all directors and executive officers as a group. Unless otherwise indicated, the address of each stockholder is c/o the Company, 3611 S. Lindell Rd., Suite 108, Las Vegas,
Nevada 89103-1241. Collectively, the Shareholders (including Phoenix and the directors and officers listed below) share voting power over 69.1% of the Shares of common stock of the Company by virtue of the Shareholders Agreement, under which they have agreed to vote in the manner described above. The terms of the
Shareholders Agreement are discussed above.

                                                                       Beneficial Ownership
                                                                        of Common Stock(1)
                                                                                     Percentage of
         Name and Address of Beneficial Owner                   Number (2)          Outstanding Stock
         ------------------------------------                   ----------         ------------------
         Phoenix Leisure, Inc.                                 5,000,000(3)                17.1%

         R.A. Bruce McDonald                                   4,556,200(4)                15.5%
         c/o Noramco Capital Corp.
         Suite 1000
         1177 West Hastings Street
         Vancouver, BC Canada V6E 2K3

         Eric L. Nelson                                        8,475,000(5)                28.0%

         Stephen M. Irwin                                       950,000(6)                 3.2%

         Robert Sim                                            2,960,000(7)                10.1%

         Clifford McCarlie                                       275,000(8)                  *

         Peter R. LaFemina                                      5,475,000(9)               18.5%

         Dana Gilman                                          3,025,000 (10)               10.3%
         c/o  Yorktown Securities, Inc.,
         Suite 3100 P.O. Box 830,
         181 Bay Street, BCE Place, Toronto,
         Ontario
         Canada M5J2T3

         All directors and                                    17,691,200(11)               58.0%
         executive officers as a group
         (6 persons)

-----------------------------
*           Less than 1.0%

(1)         Under rules adopted by the Securities and Exchange Commission, a person is deemed to be a beneficial owner of securities with respect to which such person has or shares: (i) voting power, which includes the power to vote or direct the vote of the security, or (ii)
            investment power, which includes the power to dispose of or to direct the disposition of the security. Those shareholders subject to the Shareholders Agreement have shared voting power as to the
            Shares that are subject to the Shareholders Agreement.

(2)         As of October 12, 2001, there were outstanding 29,317,700 Shares of common stock.

(3)         Consists of 5,000,000 Shares of common stock held directly by
            Phoenix. Phoenix also has shared voting power over the 16,087,000
            Shares of common stock held by the other Shareholders that are parties to the Shareholders Agreement.

(4)         Includes 4,092,000 Shares of common stock held directly by Mr. R.A.
            McDonald, 339,200 Shares of common stock that Mr. R.A. McDonald may be deemed to own by virtue of his relationship with B-Mac Trading
            Co. Ltd. and 125,000 Shares of common stock that Mr. R.A. McDonald may be deemed to own by virtue of his relationship with Noramco
            Capital Corp. Mr. R.A. McDonald also has shared voting power over the 16,995,000 Shares of common stock held by the other Shareholders that are party to the Shareholders Agreement.

(5)         Consists of 1,475,000 Shares of common stock held directly by Mr.
            Nelson, 1,000,000 Shares of common stock issuable upon exercise of
            Options exercisable within 60 days of the date hereof held by Mr.
            Nelson, 1,000,000 Shares of common stock that Mr. Nelson votes pursuant to a Proxy from Mr. Solloway, and 5,000,000 Shares of common stock that Mr. Nelson may be deemed to beneficially own by virtue of his relationship with Phoenix. Mr. Nelson also has shared voting power over the 13,612,000 Shares of common stock owned by the other Shareholders that are parties to the Shareholders Agreement.

(6)         Consists of 950,000 Shares of common stock held directly by Mr.
            Irwin. Mr. Irwin also has shared voting power over the 20,137,000
            Shares of common stock held by the other Shareholders that are parties to the Shareholders Agreement.

(7)         Consists of 2,960,000 Shares of common stock held directly by Mr.
            Sim. Mr. Sim also has shared voting power over the 18,127,000 Shares of common

                                      -9-

            stock held by the other Shareholders that are parties to the
            Shareholders Agreement.

(8)         Consists of 275,000 Shares of common stock held directly by Mr. C.
            McCarlie. Mr. C. McCarlie also has shared voting power over the
            20,812,000 Shares of common stock held by the other Shareholders that are parties to the Shareholders Agreement.

(9)         Consists of 275,000 Shares of common stock held directly by Mr.
            LaFemina, 200,000 Shares of common stock issuable upon exercise of
            Options exercisable within 60 days of the date hereof held by Mr.
            LaFemina and 5,000,000 Shares of common stock that Mr. LaFemina may be deemed to own by virtue of his relationship with Phoenix. Mr.
            LaFemina also has shared voting power over the 15,612,000 Shares of common stock held by the other Shareholders that are parties to the
            Shareholders Agreement.

(10)        Consists of 3,025,000 Shares held directly by Mr. Gilman. Mr. Gilman is not a party to the Shareholders Agreement.

(11)        Consists of (i) 5,000,000 Shares held by Phoenix that Mr. Nelson,
            Mr. LaFemina and/or Mr. E. McCarlie, Jr. may be deemed to
            beneficially own by virtue of their relationships with Phoenix; (ii)
            4,092,000 Shares held directly by Mr. R.A. McDonald; (iii) 339,200
            Shares of common stock that Mr. R.A. McDonald may be deemed to own by virtue of his relationship with B-Mac Trading Co. Ltd.; (iv)
            125,000 Shares of common stock that Mr. R.A. McDonald may be deemed to own by virtue of his relationship with Noramco Capital Corp.; (v)
            1,475,000 Shares of common stock held directly by Mr. Nelson; (vi)
            1,000,000 Shares of common stock issuable upon exercise of Options held by Mr. Nelson; (vii) 1,000,000 Shares of common stock that Mr.
            Nelson votes pursuant to a Proxy from Mr. Solloway; (viii) 950,000
            Shares of common stock held directly by Mr. Irwin; (ix) 2,960,000
            Shares of common stock held directly by Mr. Sim; (x) 275,000 Shares of common stock owned by Mr. C. McCarlie; (xi) 275,000 Shares of common stock held directly by Mr. LaFemina; and (xii) 200,000 Shares of common stock issuable upon exercise of Options held by Mr.
            LaFemina. All of the directors and executive officers also have shared voting power over the 4,860,000 Shares of common stock held by the other Shareholders that are parties to the Shareholders
            Agreement.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a) Not Applicable.

            (b) Not Applicable.

            (c) Exhibits:

            2.1   Agreement dated September 11, 2001, by and among the Company and Tomas Caparroso Franco, Mauricio Yucundo Marquez Garcia,
                  Bernardo Ramon Rafael Terrazas Salgado and Manuel Cruz Limon,
                  to purchase Shares of the Company;

            2.2   Form of Stock Purchase Agreement, dated July 10, 2001, between the Company and the Purchaser on the Schedules attached
                  thereto. Schedules 2.2 (Outstanding Warrants, Rights, etc.),
                  2.3 (Subsidiaries), 2.5 (Liabilities), 2.7 (Shares Reserved
                  for Issuance), 2.9 (Changes), 2.10 (Registration Rights), 2.11
                  (Governmental Consents), 2.14 (Agreements), 2.17 (Tax
                  Matters), and 2.20 (Related Party Transactions) shall be provided to the Commission upon request;

            2.3   Convertible Promissory Note, dated July 10, 2001, payable by the Company to Phoenix;

            2.4   Revised and Restated Gaming Equipment Sale Agreement, dated
                  July 10, 2001, between Phoenix and ABD;

            2.5   Form of Conversion Agreement, dated July 10, 2001, by and
                  between the Company and the Purchasers on the Schedule
                  attached thereto. Schedules 2.2 (Outstanding Warrants, Rights, etc.), 2.3 (Subsidiaries), 2.5 (Liabilities), 2.7 (Shares
                  Reserved for Issuance), 2.9 (Changes), 2.10 (Registration
                  Rights), 2.11 (Governmental Consents), 2.13 (Agreements); 2.16
                  (Tax Matters), and 2.19 (Related Party Transactions) shall be provided to the Commission upon request;

            2.6   Conversion Agreement, dated July 10, 2001, by and among the
                  Company, Zana Holdings, Inc. and Bram Solloway. Schedules 2.2
                  (Outstanding Warrants, Rights, etc.), 2.3 (Subsidiaries), 2.5
                  (Liabilities), 2.7 (Shares Reserved for Issuance), 2.9
                  (Changes), 2.10 (Registration Rights), 2.11 (Governmental
                  Consents), 2.13 (Agreements); 2.16 (Tax Matters), and 2.19
                  (Related Party Transactions) shall be provided to the
                  Commission upon request;

            2.7   Form of Securities Purchase Agreement, dated as of July 10,
                  2001, by and among the Company and the Purchasers on the
                  Schedule attached thereto;

            2.8   Conversion Agreement dated July 10, 2001 by and among the
                  Company, Thomson Kernaghan & Co. Ltd., Mr. R.A. McDonald
                  and Mr. Gilman.  Schedules 2.2 (Outstanding Warrants, Rights,
                  etc.), 2.3 (Subsidiaries), 2.5 (Liabilities), 2.7 (Shares
                  Reserved for Issuance), 2.9 (Changes), 2.10 (Registration
                  Rights), 2.11 (Governmental Consents), 2.13 (Agreements); 2.16
                  (Tax Matters), and 2.19 (Related Party Transactions) shall be provided to the Commission upon request;

            2.9   Form of Stock Purchase Agreement, dated July 10, 2001, between the Company and the Purchasers on the Schedule attached
                  thereto.  Schedules 2.2 (Outstanding Warrants, Rights, etc.),
                  2.3 (Subsidiaries), 2.5 (Liabilities), 2.7 (Shares Reserved
                  for Issuance), 2.9 (Changes), 2.10 (Registration Rights), 2.11
                  (Governmental Consents), 2.14 (Agreements), 2.17 (Tax
                  Matters), and 2.20 (Related Party Transactions) shall be provided to the Commission upon request;.

            99.1  Shareholders Agreement, dated as of July 10, 2001, between
                  Phoenix, Mr. Sim, Mrs. Sim, Mr. Nelson, Mr. Irwin, Mr. C.
                  McCarlie, Mr. E. McCarlie, Jr., Mr. LaFemina, Mr. R.A.
                  McDonald, Mrs. McDonald (as trustee of Shares held in trust for the benefit of Ian and Morgan McDonald), Mr. M. McDonald,
                  Ms. Antulov-Sanvido, Mr. Waugh, Middlemarch, Mr. Caparroso,
                  Mr. Marquez, Mr. Terrazas and Mr. Cruz.

            99.2  Proxy granted to Mr. Nelson by Mr. Solloway on October 12,
                  2001, whereby Mr. Solloway gives Mr. Nelson the sole power to vote his Shares for an indefinite period of time.

                                      -11-

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                VIVA GAMING & RESORTS, INC.

October 29, 2001                                By: /s/ Peter R. Lafemina
                                                   -----------------------------
                                                   Name: Peter R. LaFemina
                                                   Title: Chief Financial Officer and Treasurer